MASSMUTUAL INSTITUTIONAL FUNDS
Supplement dated September 29, 2000 to the
Prospectus dated May 1, 2000

        The Prospectus is changed as follows:

        In the section titled MassMutual Balanced Fund, under the heading “Principal Investment Strategies and Risks” the following changes are made: The third sentence is revised, as follows: “The Core Equity Segment invests primarily in stocks of large capitalized companies.” The seventh sentence is revised, as follows: “In addition, under normal circumstances, no investment will be made that would result in more than 35% of the Fund’s net assets being invested in the Prime Segment, more than 50% of the Fund’s net assets being invested in the Core Bond Segment or more than 70% of the Fund’s net assets being invested in the Core Equity Segment.”

        In the section titled About the Investment Adviser and Sub-Advisers under the description of David L. Babson the following revisions are made: The first and second sentences of the second paragraph are revised as: “George Tall is primarily responsible for managing the portfolio of the Core Equity Fund. Mr. Tall began managing the portfolio of this Fund on April 20, 2000.” The first sentence of the third paragraph is revised as: “Anthony M. Maramarco assists Mr. Tall in managing the portfolio of the Core Equity Fund.” The following paragraphs are added to this section:

        Michael Farrell is primarily responsible for managing the portfolio of the Core Equity Segment of the Balanced Fund. Mr. Farrell began managing the portfolio of this Fund on September 29, 2000. Mr. Farrell, a Senior Vice President of David L. Babson, has more than 13 years of investment experience. Mr. Farrell joined David L. Babson in January, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992. Mr. Farrell is assisted by a team of David L. Babson professionals, including Mr. Caplan.

        Michael Caplan assists Mr. Farrell in managing the portfolio of the Core Equity Segment of the Balanced Fund. Mr. Caplan, a Chartered Financial Analyst, has more than 13 years of investment experience and has been a portfolio manager with David L. Babson (and a company which merged into David L. Babson), since 1995.

        In the APPENDIX—ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS, under the heading Options and Futures Contracts, the following change is made: At the beginning of the first sentence of the last paragraph the phrase “The Balanced Fund” is added.

B2098-00.1

        The Funds may use futures contracts as a hedge against the effects of interest rate changes or, with respect to the Indexed Equity Fund and the OTC 100 Fund, changes in the market value of stocks comprising the index in which the applicable Fund invests. In managing cash flows, those Funds may use futures contracts as a substitute for holding the designated securities underlying the futures contract. The Indexed Equity and OTC 100 Funds may also use futures contracts as a substitute for a comparable market position in the underlying securities.

        Transactions by the Funds in futures contracts involve certain risks. For the Indexed Equity Fund and OTC 100 Fund, one risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in these Funds’ investment portfolios. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although the Funds intend to purchase or sell futures contacts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or if the Funds determine not to close a futures position in anticipation of adverse price movements, the Funds will be required to make daily cash payments on variation margin.

        Stock Index Futures and Options on Stock Index Futures.    The Indexed Equity Fund and OTC 100 Fund may invest in stock index futures contracts and options on stock index futures contracts as a substitute for a comparable market position in the underlying securities comprising the index which the Fund is seeking to replicate. The Balanced Fund may also buy stock index futures. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Funds intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Funds seek to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

        Future Developments.    All Funds which are permitted to invest in these types of instruments may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transaction or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

        Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

        The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options

Richard G. Dooley*	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 71

        Consultant (since 1993), MassMutual; Director (since 1996), Investment Technology Group Inc.; Director, The Advest Group, Inc. (financial services holding company), HSB Group Inc. (formerly known as Hartford Steam Boiler Inspection and Insurance Co.), Nellie Mae; Director, Kimco Realty Corp. (shopping center ownership and management); Director (since 1993), Jefferies Group, Inc. (financial services holding company); Vice Chairman (since 1995), Chairman (1982-1995), Director (since 1974), MassMutual Corporate Investors, and Vice Chairman (since 1995), Director (since 1988), Chairman (1988-1995), MassMutual Participation Investors (closed-end investment companies); Vice Chairman (since 1995), Chairman (1988-1995), Trustee (since 1995) MML Series Investment Fund (open-end investment company); Director (since 1996), Charter Oak Capital Management, Inc.

John V. Murphy*	Trustee and President of the Trust
1295 State Street
Springfield, MA 01111
Age: 50

        President and Chief Operating Officer (September, 2000) Oppenheimer Funds Inc.; Executive Vice President (since 1997), MassMutual; Executive Vice President, Director and Chief Operating Officer (1995-1997), David L. Babson and Company Incorporated (investment adviser); Senior Vice President and Director (1995-1997), Potomac Babson Incorporated (investment adviser); Chief Operating Officer (1993-1996), Concert Capital Management, Inc. (investment adviser); Trustee and President (since 1999), MML Series Investment Fund (open-end investment company).

James S. Collins	Chief Financial Officer and Treasurer of the Trust
1295 State Street
Springfield, MA 01111
Age: 42

        Vice President (since 1999), Second Vice President (since 1990) MassMutual; Chief Financial Officer and Treasurer (since August, 2000) MML Series Investment Fund (open-end investment company).
Frederick C. Castellani	Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age: 52

        Senior Vice President (since 1996), MassMutual; Senior Vice President (1993-1996), CIGNA (insurance and retirement services).

Isaac Williams, Jr.	Vice President of the Trust
1295 State Street
Springfield, MA 01111
Age: 41

        Second Vice President (since 1998), MassMutual; Regional Director (1988-1998), Peerless Insurance Company (property/casualty insurance company); Vice President (since 1999), MML Series Investment Fund (open-end investment company).

*	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

        The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .35% for the Prime Fund, .40% for the Short-Term Bond Fund, .48% for the Core Bond Fund, .50% for the Diversified Bond Fund, .48% for the Balanced Fund, .50% for the Core Equity Fund, .65% for the Large Cap Value Fund, .10% for the Indexed Equity Fund, .58% for the Small Cap Value Equity Fund; .69% for the Focused Value Fund, .68% for the Growth Equity Fund, .73% for the Aggressive Growth Fund, .15% for the OTC 100 Fund, .70% for the Mid Cap Growth Equity Fund, .75% for the Mid Cap Growth Equity II Fund, .82% for the Small Cap Growth Equity Fund, .79% for the Emerging Growth Fund and .85% for the International Equity Fund.

        For the last three fiscal years, the Funds have paid the following amounts as investment advisory fees to MassMutual pursuant to each Advisory Agreement:

	Gross	Waiver*	Net
Prime Fund
Year ended 12/31/97	$ 1,155,353	$ (29,758)	$ 1,125,595
Year ended 12/31/98	$ 1,143,154	—	$ 1,143,154
Year ended 12/31/99	$ 1,050,848	—	$ 1,050,848

Short-Term Bond Fund
Year ended 12/31/97	$ 769,014	$ (18,246)	$ 750,768
Year ended 12/31/98	$ 1,163,327	—	$ 1,163,327
Year ended 12/31/99	$ 1,012,716	—	$ 1,012,716

Core Bond Fund
Year ended 12/31/97	$ 1,869,877	$ (49,361)	$ 1,820,516
Year ended 12/31/98	$ 2,419,080	—	$ 2,419,080
Year ended 12/31/99	$ 2,976,384	—	$ 2,976,384

Diversified Bond Fund
Year ended 12/31/99	$ 83,194	—	$ 83,194

Balanced Fund
Year ended 12/31/97	$ 2,799,328	$ (74,994)	$ 2,724,334
Year ended 12/31/98	$ 3,182,481	—	$ 3,182,481
Year ended 12/31/99	$ 3,739,029	—	$ 3,739,029

Core Equity Fund
Year ended 12/31/97	$13,063,454	$(391,015)	$12,672,439
Year ended 12/31/98	$15,182,885	—	$15,182,885
Year ended 12/31/99	$16,017,604	—	$16,017,604

Indexed Equity Fund
Year ended 2/28/98	$ 939,051	—	$ 939,051
Year ended 2/28/99	$ 1,353,414	—	$ 1,353,414
Period ended 12/31/99	$ 266,810	—	$ 266,810

Growth Equity Fund**
Year ended 12/31/99	$ 208,278	—	$ 208,278

Small Cap Value Equity Fund
Year ended 12/31/97	$ 3,149,017	$ (65,671)	$ 3,083,346
Year ended 12/31/98	$ 3,775,176	—	$ 3,775,176
Year ended 12/31/99	$ 3,728,581	—	$ 3,728,581

Mid Cap Growth Equity Fund**
Year ended 12/31/99	$ 238,543	—	$ 238,543

	Gross	Waiver*	Net
Small Cap Growth Equity Fund**
Year ended 12/31/99	$ 245,718	—	$ 245,718

International Equity Fund
Year ended 12/31/97	$4,149,537	$(50,753)	$4,098,784
Year ended 12/31/98	$5,327,317	—	$5,327,317
Year ended 12/31/99	$6,353,553	—	$6,353,553

*	MassMutual’s voluntary agreement to waive a portion of its management fee terminated May 1, 1997. See “Financial Highlights” in the Prospectus.
**	Since inception May 3, 1999.

        The Large Cap Value Fund, the OTC 100 Fund, the Aggressive Growth Fund, the Focused Value Fund, and the Emerging Growth Fund commenced operations May 1, 2000. The Mid Cap Growth Equity II Fund commenced operations June 1, 2000.

Affiliated Investment Sub-advisers

        Babson is a wholly-owned subsidiary of DLB Acquisition Corporation, an indirect, controlled subsidiary of MassMutual. OppenheimerFunds, Inc. (“OFI”) is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. Effective January 1, 2000, MassMutual pays Babson a sub-advisory fee equal to an annual rate of .05% of the average daily net assets of the Prime Fund, .08% of the average daily net assets of the Short-Term Bond Fund, .10% of the average daily net assets of the Core Bond Fund, .10% of the average daily net assets of the Diversified Bond Fund and .09% of the average daily net assets of the Prime and Core Bond Segments of the Balanced Fund. Babson was appointed as investment sub-adviser to these Funds in connection with a corporate reorganization of MassMutual’s investment advisory businesses, as more fully described in the Prospectus. MassMutual pays to Babson a sub-advisory fee equal to an annual rate of .13% of the average daily net asset value of the Core Equity Fund, .13% of the average daily net asset value of the Core Equity Segment of the Balanced Fund and .25% of the average daily net asset value of the Small Cap Value Equity Fund. MassMutual pays to OFI a sub-advisory fee equal to an annual rate of .50% of the average daily net asset value of the International Equity Fund.

        Securities held by the Funds are also frequently held by MassMutual investment accounts and by other investment companies and accounts for which MassMutual, Babson or OFI acts as investment adviser or investment sub-adviser. If the same security is purchased or sold for any Fund and such accounts or companies at or about the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased and sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of the Trust’s management that such execution advantage and the desirability of retaining MassMutual, Babson and OFI as Adviser and as investment sub-adviser respectively, of the Funds outweigh the disadvantages, if any, which might result from this procedure.

Unaffiliated Investment Sub-Advisers

        MFS is an indirect, wholly-owned subsidiary of Sun Life Assurance Company of Canada, and is registered with the SEC as an investment adviser. MFS is sub-adviser for the Growth Equity Fund. MassMutual pays to MFS a sub-advisory fee equal to an annual rate of .40% on the first $300 million of aggregate net assets under management, .37% on the next $300 million of aggregate net assets under management, .35% on the next $300 million of aggregate net assets, .32% on the next 600 million of aggregate net assets under management, and .25% on aggregate net assets in excess of $1.5 billion of aggregate net assets under management. As used in this section, aggregate net assets under management means the aggregate of (i) average daily net assets of the specified Fund, plus (ii) the average daily net assets of other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which the sub-adviser provides investment sub-advisory services. MFS also provides investment sub-advisory services for MML Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

        MAS is a subsidiary of Morgan Stanley Dean Witter Investment Management Inc. and is registered with the SEC as an investment adviser. MAS is sub-adviser for Mid Cap Growth Equity Fund. MassMutual pays to MAS a sub-advisory fee equal to an annual rate of .55% on the first $150 million of aggregate net assets under management, and .50% on aggregate net assets in excess of $150 million. MAS does not provide any such services for other funds managed by MassMutual.

        J.P. Morgan and Waddell & Reed both act as sub-advisers for Small Cap Growth Equity Fund, and both are registered with the SEC as investment advisers. Each sub-adviser will manage a portion of the net assets of the
Fund’s portfolio. Initially, each sub-adviser will be allocated their portion of the Fund’s net assets based on cash flow received by the Fund. The Fund’s portfolio will be rebalanced by MassMutual from time to time. MassMutual pays J.P. Morgan an investment sub-advisory fee at an annual rate of .60% on the first $200 million of aggregate net assets under management, .55% on the next $300 million of aggregate net assets and .50% on aggregate net assets in excess of $500 million. MassMutual pays Waddell & Reed an investment sub-advisory fee at an annual rate of .75% on the first $100 million of aggregate net assets under management and, thereafter, .70% on aggregate net assets in excess of $100 million. J.P. Morgan and Waddell & Reed both provide sub-advisory services for MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

        Deustche Asset Management, the marketing name of Bankers Trust Company (“DAM”), serves as investment sub-adviser for the Indexed Equity Fund and the OTC 100 Fund. For the Indexed Equity Fund, MassMutual pays DAM a quarterly fee equal to an annual rate of .01% on the first $1 billion of aggregate net assets under management, and .0075% on aggregate net assets in excess of $1 billion. For the OTC 100 Fund, MassMutual pays DAM a quarterly fee equal to an annual rate of .05% on the first $200 million of aggregate net assets under management, .04% on the next $200 million of aggregate net assets and .02% on aggregate net assets in excess of $400 million. DAM also provides investment sub-advisory services for the MML Equity Index Fund and the MML OTC 100 Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

        Davis Selected Advisers, L.P. (“Davis”) serves as investment sub-adviser for the Large Cap Value Fund. MassMutual pays Davis a quarterly fee equal to an annual rate of .45% on the first $100 million of aggregate net assets under management, .40% on the next $400 million of aggregate net assets and .35% on aggregate net assets in excess of $500 million. Davis also provides investment sub-advisory services for the MML Large Cap Value Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser. RS Investment Management (“RS”) serves as investment sub-adviser for the Emerging Growth Fund. MassMutual pays RS a quarterly fee equal to an annual rate of .65% on the first $200 million of aggregate net assets under management, .60% on the next $200 million of aggregate net assets and .55% on aggregate net assets in excess of $400 million. RS also provides investment sub-advisory services for the MML Emerging Growth Fund, a series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

        Harris Associates LP (“Harris Associates”) serves as investment sub-adviser for the Focused Value Fund. MassMutual pays Harris Associates a quarterly fee equal to an annual rate of .50% on the first $100 million of aggregate net assets under management, .45% on the next $400 million of aggregate net assets, and .40% on aggregate net assets in excess of $500 million. Janus Capital Corporation (“Janus”) serves as investment sub- adviser for the Aggressive Growth Fund. MassMutual pays Janus a quarterly fee equal to an annual rate of .55% on the first $100 million of aggregate net assets under management, .50% on the next $400 million of aggregate net assets and .45% on aggregate net assets in excess of $500 million. T. Rowe Price Associates Inc. (“T. Rowe Price”) serves as investment sub-adviser for the Mid Cap Growth Equity II Fund. MassMutual pays T. Rowe Price a quarterly fee equal to an annual rate of .50% on aggregate assets.

ADMINISTRATOR AND SUB-ADMINISTRATOR

        MassMutual has entered into a separate administrative services agreement (each an “Administrative Services Agreement” ) with each Fund pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some Class expenses, such as federal and state registration fees, printing and postage. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreements. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Fund which range from .2932% to .6244% for Class A shares; .1432% to .4744% for Class Y shares; .0675% to .3744% for Class S shares and .2932% to .6244% for Class L shares. MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company (“IBT”). As sub-administrator, IBT generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

        For the last three fiscal years, the Funds have paid the following amounts as administrative services fees to MassMutual pursuant to each Administrative Services Agreement:

Prime Fund
Year ended 12/31/97	$ 209,004
Year ended 12/31/98	$ 198,633
Year ended 12/31/99	$ 233,702

Short-Term Bond Fund
Year ended 12/31/97	$ 134,919
Year ended 12/31/98	$ 201,862
Year ended 12/31/99	$ 247,540

Core Bond Fund
Year ended 12/31/97	$ 348,743
Year ended 12/31/98	$ 418,822
Year ended 12/31/99	$ 561,006

Diversified Bond Fund
Year ended 12/31/99	$ 20,799

Balanced Fund
Year ended 12/31/97	$ 527,470
Year ended 12/31/98	$ 550,978
Year ended 12/31/99	$ 752,315

Core Equity Fund
Year ended 12/31/97	$ 2,594,600
Year ended 12/31/98	$ 2,623,373
Year ended 12/31/99	$ 2,364,814

Indexed Equity Fund*
Year ended 2/28/99	$ 884,446
Period ended 12/31/99	$ 1,910,568